September 20 Investor Conference
Forward-looking and adjusted information
Except for historical information, all other information in the following presentations consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied.  The most significant of these uncertainties are described in Cardinal Health's Form 10-K, Form 10-Q and
Form 8-K reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: competitive pressures; the loss of one or more key customer or supplier relationships or changes to the terms of those relationships;
changes in the distribution patterns or reimbursement rates for health-care products and/or services; the results, consequences, effects or timing of any inquiry or investigation by or settlement discussions with any regulatory authority or any legal and administrative proceedings; costs and effects of shareholder litigation and other legal proceedings; difficulties in opening new facilities or fully utilizing existing capacity; the costs, difficulties and uncertainties related the integration of acquired businesses; with respect to future dividends, the decision by the board of directors to declare such dividends, which is expected to consider
Cardinal Health’s surplus, earnings, cash flows, financial condition and prospects at the time any such action is considered; with respect to future share repurchases, the approval of the board of directors, which is expected to consider Cardinal Health’s then-current stock price, earnings, cash flows, financial condition and prospects as well as alternatives available to
Cardinal Health at the time any such action is considered; and general economic and market conditions. Except to the limited extent required by applicable law, Cardinal Health undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.  In addition, statements in these presentations include adjusted financial measures governed by SEC Regulation G.  A reconciliation of these measures is included with the presentations and has been posted on the Company’s investor relations page at www.cardinalhealth.com.
Exhibit 99.01

Jeff Henderson Chief Financial Officer September 20, 2006 Financial Overview

2 Agenda Fiscal 2006 Highlights Fiscal 2007 Performance Drivers – Organic operating growth – Balance sheet management – Capital deployment Financial Targets and Goals

3 FY 2006 Highlights A year of transition…

FY 2006 Highlights
• Re-established growth momentum
• Completed pharma distribution model transition
• Continued journey to One Cardinal Health
• Established improved controls
• Strong balance sheet management and capital
deployment discipline
• Delivered 12% shareholder returns

Revenue
Operating earnings
Earnings from
continuing operations
Diluted EPS
FY 2005 FY 2006 % Change
$74,272 $81,364 10%
$  1,824 $  1,967 8%
$  1,108 $  1,245 12%
$    2.54 $    2.90 14%
GAAP Basis
FY 2006 Consolidated results

6 Total capital deployed = $2.4 Billion FY 2006 Capital deployment 16% - Acquisitions 64% - Returned to shareholders 20% - Capital investments

Portfolio optimization
Acquisitions
• Source Medical
Corporation
• ParMed
Pharmaceutical, Inc.
• Denver
Biomedical, Inc.
• F. Dohmen Co.
• MedMined, Inc.
Divestitures
• Healthcare
marketing services
• UK–based Intercare
pharmaceutical
distribution business
• Majority of specialty
distribution business
to OTN
• Pharmacy staffing
business
• Fort Worth PTS
manufacturing facility

8 FY 2007 – Value drivers Operating growth Balance sheet management Disciplined capital deployment CAH Value

Operating growth Scale Capital Efficiency Operational Excellence International Innovation Healthcare Supply Chain Services Pharmaceutical and Medical Products

Operating growth Scale Capital Efficiency Operational Excellence Healthcare Supply Chain Services International Innovation Pharmaceutical and Medical Products

Operating growth
Scale
Capital Efficiency
Operational  Excellence
International
Innovation
Healthcare
Supply Chain Services
Pharmaceutical and
Medical Products
Revenue growth
EP Margin Expansion
Revenue growth
Op. Margin Expansion
EP Growth

Economic Profit Margin
•
Definition:
– Economic Profit
divided by Revenue
– EP: after tax operating
profit less tangible
capital cost
•
Why we measure:
– Creates disciplined
focus on both
operating margins
and capital
management
Healthcare Supply Chain Services
EP Margin Trend
FY 05 FY 06 FY 07 FY 08 FY 09

FY 2007 Financial targets and goals
Operating
Earnings
Growth
Healthcare Supply Chain Services
Revenue
Growth
Pharma + 7 - 10% + 7 - 10%
Medical + 4 - 7% + 6 - 9%
In range
In range
Long-term
Themes
•
EP margins stable to expanding; EP growth
•
Intense cost focus
•
Capital management, cash flow generation
FY 2007
Operating
Earnings
Growth

FY 2007 Financial targets and goals
Operating
Earnings
Growth
Pharma and Medical Products
Revenue
Growth
MPM + 6 - 8% + 10 - 12%
PTS + 6 - 9% + 8 - 15%
CTS + 10 - 15% + 15 - 20%
Operating
Earnings
Growth
Above range
Low end of range
In range
Themes
•
Margin expansion
•
Investment for innovation
•
International growth
Long-term FY 2007

FY 2007 – Other EPS drivers
• SG&A moderation
– Back office consolidations
– Facility restructuring
• Equity expense
– 20% decline year-over-year
• Capital deployment
– Share count reduction
• Tax rate

16 Balance sheet management • Focus on return on capital, economic profit margin and economic profit • Portfolio optimization • Opportunistic financing

0.0
0.5
1.0
1.5
2.0
2.5
3.0
2004 2005 2006
$ BB
Net earning and non-cash items
Changes in operating assets and liabilities
Operating cash flow
Operating Cash Flow Trends
* Excludes the $550 million net impact of A/R securitization
* *

Working capital trend
Although pharma business model transition is complete, focus on
Operational Excellence continues to improve the supply chain
5
15

Inventory Days Net Days
March ‘03 Dec ‘04 June ‘06

• Capital expenditures -
~
25% of operating cash flow
• Tuck-in acquisitions -
~
20% of operating cash flow
• Cash returned to shareholders -
~
50% of OCF
• Maintain flexibility for opportunistic
acquisition opportunities
Capital deployment

20 Return On Equity 1 Return On Invested Capital 1 Note: 1 Excluding special items and equity compensation Increasing returns 14.0% 15.0% 16.0% 17.0% FY 05 FY 06 5.5% 6.5% 7.5% FY 05 FY 06

Financial targets and goals
*   Excludes special items and impairment charges and other
**  Excludes special items
Long-term financial goals defined over  FY '07 - FY '09  3-year period
Consolidated results Long- term FY 2007
target target
Revenue + 8 – 10% At or above
high end
Diluted EPS* + 12 – 15% $3.50 - $3.70
Return on equity** 15 – 20% In line
Operating Cash Flow > 100% of net income In line
Cash returned to shareholders ~ 50% of OCF In line
Credit rating Strong investment Continued
grade progress
from BBB

2007 Financial targets and goals
Over FY'07 - FY'09 3 Year Period: Fiscal Year 2007
Revenue: + 8 - 10% At or above the high end of long-term goal
EPS ¹:
+ 12 - 15% $3.50 - $3.70 per share (includes equity compensation expense)
Operating
FY07 OE ²
growth
Segment Revenue
Earnings 2
vs. long-term target Drivers
SCS - Pharma + 7 - 10% In range * Strong bulk growth; generic launches; cost control; stable to increasing EP margins driven by efficient capital usage
* Sell margin pressure; stable to declining operating margins due to sales mix (driven by lower-margin bulk revenue growth)
SCS - Medical + 4 - 7% + 6 - 9% In range * Strong corporate brand sales growth; cost control; stable to increasing operating margins; stable EP margins
* Launch of IPS and customer service consolidations
MPM + 6 - 8% + 10 - 12% Above range * New contracts; product innovation; international growth; impact of restructuring and sourcing initiatives; impact of DBI acquisition
PTS + 6 - 9% + 8 - 15% Low end of range * Packaging growth; value pricing; increasing operating margins due to operational improvements
* Opening of N. Raleigh and Brussels facilities; stable Oral
CTS + 10 - 15% + 15 - 20% In range * Strong product demand for Alaris and Pyxis products; new product launches; continued impact of operational improvements;
international expansion
* Increased investment in innovation, quality and service; impact of
SE pump issue
Return on
Equity³
: 15% - 20% In line with long-term goal
Operating Cash Flow: > 100% of net earnings In line with long-term goal
Cash Returned up to 50% of OCF, via share - Quarterly dividend increased 50% to $0.09 per share to Shareholders: repurchase and dividends - Announced $2 billion multi-year repurchase in August 2006
Credit Rating: Strong investment grade Continued progress from BBB
1
Diluted earnings per share excluding special items and impairment charges and other.  This is a non-GAAP financial measure.
2
Segment operating earnings growth rates represent organic growth only.
3
Return on equity excluding special items.  This is a non-GAAP financial measure.
One Year Targets Long-Term Financial Goals
+ 7-10%

23 FY 04 FY 05 FY 06 FY 07 FY 08 FY 09 Our future Operating growth Balance sheet management Disciplined capital deployment Revenue EPS ROE

CARDINAL HEALTH, INC. AND SUBSIDIARIES
FINANCIAL INFORMATION

The following table provides certain financial ratios and reconciles all non-GAAP measures to their GAAP equivalent.

(in millions, except per Common Share amounts)	Fiscal year ended June 30, 2006	Fiscal year ended June 30, 2005
Return on equity	14.4%	13.2%
Return on equity, excluding special items and equity compensation		
Earnings from continuing operations	$ 1,244.7	$ 1,108.3
Special items, net of tax benefit	66.7	153.9
Equity compensation, net of tax benefit	154.7	6.3
Earnings from continuing operations, excluding special items and equity compensation	$ 1,466.1	$ 1,268.5
Divided by average shareholders' equity, excluding special items and equity compensation [1]	$ 8,671.2	$ 8,439.2
Return on equity, excluding special items and equity compensation	16.9%	15.0%
Return on invested capital	6.31%	5.64%
Return on invested capital, excluding special items and equity compensation		
Operating earnings	$ 1,966.7	$ 1,824.3
Special items	94.7	218.0
Equity compensation	237.3	10.1
Operating earnings, excluding special items and equity compensation	$ 2,298.7	$ 2,052.4
Effective tax rate from continuing operations, excluding special items and equity compensation	32.3%	34.0%
Operating earnings multiplied by (1 minus the effective tax rate from continuing operations, excluding special items and equity compensation)	$ 1,556.2	$ 1,354.8
Divided by:		
Current portion of long-term obligations and other short-term borrowings	$ 229.2	$ 307.9
Long-term obligations, less current portion and other short-term borrowings	2,599.7	2,319.9
Unrecorded goodwill	9,700.3	9,700.3
Total shareholders' equity	8,490.7	8,593.0
Subtotal	$ 21,019.9	$ 20,921.1
Average [1]	$ 21,141.3	$ 21,160.5
Return on invested capital, excluding special items and equity compensation	7.36%	6.40%
Effective tax rate from continuing operations	32.2%	34.6%
Effective tax rate from continuing operations, excluding special items and equity compensation		
Earnings before income taxes and discontinued operations	$ 1,835.0	$ 1,694.3
Special items	94.7	218.0
Equity compensation	237.3	10.1
Adjusted earnings before income taxes and discontinued operations	$ 2,167.0	$ 1,922.4
Earnings from continuing operations	$ 1,244.7	$ 1,108.3
Special items, net of tax benefit	66.7	153.9
Equity compensation, net of tax benefit	154.7	6.3
Adjusted earnings from continuing operations	$ 1,466.1	$ 1,268.5
Effective tax rate from continuing operations, excluding special items and equity compensation	32.3%	34.0%

[1] The average shown above is calculated as the average of the prior year fourth quarter plus each of the current year quarters.

Forward-Looking Non-GAAP Financial Measures

The Company presents non-GAAP financial measures on a forward-looking basis. These measures include fiscal 2007 earnings per share guidance and long-term earnings per share growth rate, excluding special items and impairment charges and other, and return on equity, excluding special items. The Company is unable to provide a quantitative reconciliation of these forward-looking non-GAAP measures to the most comparable forward-looking GAAP measures because the Company cannot reliably forecast special items and impairment charges and other, which are difficult to predict and estimate and are primarily dependent on future events. Please note that the unavailable reconciling items could significantly impact the Company's future net earnings and cash flows.

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